UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016
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LIFEPOINT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

615-920-7000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On July 29, 2016, LifePoint Health, Inc. (the "Company") issued a press release announcing results for the second quarter and six months ended June 30, 2016.  See the press release attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Copy of press release issued by the Company on July 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2016	LIFEPOINT HEALTH, INC.

		By:	/s/ Leif M. Murphy

Leif M. Murphy
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of press release issued by the Company on July 29, 2016.